SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 1, 2017.

For Certain MFS® Funds

Effective immediately, the sub-section entitled "Principal Investment Strategies" under the sub-heading entitled "MFS Commodity Strategy Fund" beneath the main heading entitled "Appendix A – Description of Underlying Funds" is restated in its entirety as follows:
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve the fund's objective by providing exposure to the commodities markets through investing in commodity-linked derivatives rather than investing directly in commodities.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals.
MFS expects to gain exposure to the commodities markets by investing in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (the "Subsidiary").  The Subsidiary is advised by MFS and has the same objective, strategies, and restrictions as the fund, except that MFS gains exposure to the commodities markets for the Subsidiary by investing directly in commodity-linked futures, options, and/or swaps.  MFS may invest up to 25% of the fund's assets (at the time of purchase) in the Subsidiary.
The Subsidiary's investments in commodity-linked derivatives are leveraged (i.e., involves investment exposure greater than the amount of the investment). MFS expects the fund's exposure to the commodities markets to be approximately equivalent to investing all of the fund's investments in commodity-linked derivatives on an unleveraged basis.
MFS allocates the Subsidiary's investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on proprietary quantitative models.
MFS generally invests substantially all of the fund's assets not invested in the Subsidiary in U.S. and foreign debt instruments.  In addition, the Subsidiary may also invest in U.S. and foreign debt instruments.  Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.  Of the fund's direct and indirect investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments.
MFS may invest a large percentage of the fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
Some portion of the fund's and the Subsidiary's assets may be held in cash and/or debt instruments due to asset coverage and collateral requirements for the fund's and the Subsidiary's investments in derivatives.
MFS uses an active bottom-up investment approach to buying and selling debt investments for the fund. Debt investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate debt instruments may also be considered.

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